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                                                                      EXHIBIT 21


                         SUBSIDIARIES OF THE REGISTRANT


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           SUBSIDIARY                                                     STATE OF
                                                                        INCORPORATION
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
Insight Direct, Inc.                                                       Arizona
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Insight Credit Corporation                                                 Arizona
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Insight Distribution Network International, Inc.                           Arizona
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Direct Alliance Corporation                                                Arizona
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B&M Distributing, Inc.                                                     Arizona
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TN, Inc.                                                                   Arizona
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ITA, Inc.                                                                  Arizona
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Insight International, Inc.                                                Arizona
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Insight Canada, Inc.                                                       Arizona
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Refurb Services, Inc.                                                      Arizona
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